UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 07, 2025

Getaround, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40152	85-3122877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 24173
Oakland, California		94623
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 295-5725

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 7, 2025, the Board of Directors of Getaround, Inc. (the “Company”) approved the orderly wind-down of the Company’s business operations in the United States, which includes its car-share and HyreCar businesses. The Company’s European business will continue operating to provide car-sharing services for customers in all current European markets.

In connection with the approval of the wind-down plan, the Board approved a reduction-in-force of substantially all of the Company’s U.S. employees, with most employees separating as of February 14, 2025 and certain others separating during the wind-down or after the wind-down process is completed. Employees of the Company’s European business will not be affected. The Company estimates that it will incur charges of approximately $1.5 million to $2.0 million in connection with the reduction-in-force, primarily consisting of severance payments, notice pay (where applicable), employee benefits contributions and related costs. The Company expects that the implementation of the headcount reduction will be substantially complete by the end of 2025.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the actions discussed in Item 2.05 above, the Company announced that AJ Lee, Interim Chief Executive Officer and Chief Operating Officer, will step down as the Company’s Interim Chief Executive Officer and Chief Operating Officer, effective February 14, 2025. The Company also announced that, effective February 14, 2025, Patricia Huerta will serve as acting Chief Executive Officer in addition to the Company’s Interim Chief Financial Officer.

Ms. Huerta, age 49, has served as the Company’s Interim Chief Financial Officer since July 2024 and as the Chief Accounting Officer since May 2024. Prior to Getaround, from August 2020 to February 2024, Ms. Huerta held senior positions at Good Food Holdings, LLC including Chief Financial Officer and Chief Accounting Officer. Prior to joining Good Food Holdings, LLC, Ms. Huerta served as Chief Financial Officer at E.S. Kluft & Company, a luxury and premium bedding company, from January 2019 to August 2020. Previous to that, she served as controller or assistant controller at companies such as Yokohama Tire Corporation, 99 Cents Only Stores, and Guess. Ms. Huerta holds an active CPA license and earned a B.S. in Business Administration from California State University, Los Angeles.

In connection with the actions described above, the Company and Mr. Lee have entered into an agreement that provides for the following payments, subject to Mr. Lee’s execution of a release of claims against the Company: a lump sum payment of $150,000 and four months of Company-subsidized COBRA coverage. Additionally, there will be no change in the compensation to which Ms. Huerta is entitled in connection with her promotion, except that after July 14, 2025, she will be compensated on an hourly basis at a rate of $350 per hour.

Item 8.01 Other Events.

On February 11, 2025, the Company issued a press release announcing, among other things, the wind-down of the Company’s U.S. business operations as described above in Item 2.05. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events, such as the continuation of the Company’s European operations, the timing of completion of the reduction-in-force, and the expected costs and charges associated therewith. In some cases, you can identify forward-looking statements by terminology such as “expects”, “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including: the risks and uncertainties related to completion of the wind-down process; the sufficiency of cash flows to fund the Company’s European operations; and the other factors under the heading “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 29, 2024, our Quarterly Report on Form 10-Q filed with the SEC on November 14, 2024, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated February 11, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETAROUND, INC.

Date:	February 11, 2025	By:	/s/ PATRICIA HUERTA
		Name: Title:	Patricia Huerta Interim Chief Financial Officer